L

WEALTH BUILDING OPPORTUNITY

National Security Variable Account L

National Security Life and Annuity Co.
Binghamton, New York

Annual Report
DECEMBER 31, 2008 National Security Variable Account L

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
ONE FINANCIAL WAY, CINCINNATI, OHIO 45242

MESSAGE FROM THE CHIEF EXECUTIVE OFFICER

We are pleased to provide you with your copy of the 2008 National Security Variable Account L Annual Report. The report outlines the performance of the underlying portfolios owned by National Security Variable Account L for 2008. We’re pleased to share these results with you.

We appreciate you choosing a National Security Life and Annuity product, and we look forward to continuing to serve your financial service needs. Please contact your registered representative with any questions, or if you need additional assistance, please contact our customer service center at 1-877-446-6060.

John J. Palmer, FSA
Chief Executive Officer

ABOUT THIS REPORT

This report is a presentation of the National Security Variable Account L.

This Annual Report has four major sections:

Statements of Assets and Contract Owners’ Equity
These statements list all the underlying funds of the variable account, the number of shares owned, cost of shares, investments at fair value and contracts in accumulation period. The fair value of the assets changes as the underlying mutual funds change in value. As contract owners transfer among the underlying funds, the number of shares increases or decreases accordingly. When money is deposited or withdrawn by a contract owner, shares are correspondingly purchased or redeemed.

Statements of Operations
The Statements of Operations show income and expenses to the variable account from investment activity for reinvested dividends and risk and administrative expenses. Risk and administrative expenses are assessed through the daily unit value calculation and represent an expense to the variable account and its contract owners. These statements also show reinvested capital gains, the realized gain (loss) resulting from units being sold, and the change in unrealized gain (loss).

Statements of Changes in Contract Owners’ Equity
The Statements of Changes in Contract Owners’ Equity include increase or decrease in Contract Owners’ Equity from Operations for income and expenses as shown on the Statements of Operations. In addition, the Equity Transactions section of these statements illustrates contract purchase payments, and cost of insurance and other administrative fees. The sum of these two sections represents the Net Change in Contract Owners’ Equity which, when added to the beginning Contracts Owners’ Equity, equals Contract Owners’ Equity at the end of the reporting period. The Change in units section illustrates the number of units purchased and redeemed for each subaccount during the period reported.

Notes to Financial Statements
The Notes to Financial Statements provide further disclosures about the variable account and its underlying contract provisions.

National Security Variable Account L

Statements of Assets and Contract Owners’ Equity	December 31, 2008

		Contract
	Assets	owners’ equity
		Contracts in
		accumulation
	Investments at	period
	fair value	(note 5)

Ohio National Fund, Inc.:
S&P 500 Index Subaccount 989 Shares (Cost $13,066)	$9,306	$9,306
High Income Bond Subaccount 1,442 Shares (Cost $12,773)	10,426	10,426
Goldman Sachs Variable Insurance Trust — Institutional Shares:
Growth and Income Subaccount 1,216 Shares (Cost $14,682)	9,689	9,689
Structured U.S. Equity Subaccount 199 Shares (Cost $2,475)	1,587	1,587
Fidelity Variable Insurance Products Fund — Service Class 2:
VIP Contrafund Subaccount 622 Shares (Cost $16,921)	9,424	9,424

Totals	$40,432	$40,432

The accompanying notes are an integral part of these financial statements.

National Security Variable Account L

Statements of Operations	For the Period Ended December 31, 2008

					Fidelity
					Variable
					Insurance
			Goldman Sachs Variable		Products
			Insurance Trust -		Fund - Service
	Ohio National Fund, Inc.		Institutional Shares		Class 2
	S&P 500	High Income	Growth and	Structured	VIP
	Index	Bond	Income	U.S. Equity	Contrafund	Total
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccounts
	2008	2008	2008	2008	2008	2008

Investment activity:
Reinvested dividends	$205	$0	$261	$35	$107	$608
Risk and administrative expense (note 2)	(86)	(91)	(89)	(14)	(92)	(372)

Net investment activity	119	(91)	172	21	15	236

Reinvested capital gains	0	0	1	20	346	367

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	(100)	(24)	(233)	(21)	(446)	(824)
Unrealized gain (loss)	(5,287)	(3,368)	(4,850)	(879)	(6,582)	(20,966)

Net gain (loss) on investments	(5,387)	(3,392)	(5,083)	(900)	(7,028)	(21,790)

Net increase (decrease) in contract owners’ equity from operations	$(5,268)	$(3,483)	$(4,910)	$(859)	$(6,667)	$(21,187)

The accompanying notes are an integral part of these financial statements.

National Security Variable Account L

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2008 and 2007

					Goldman Sachs Variable Insurance Trust
	Ohio National Fund, Inc.				Trust - Institutional Shares
							Structured
	S&P 500 Index		High Income Bond		Growth and Income		U.S. Equity
	Subaccount		Subaccount		Subaccount		Subaccount
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$119	$87	$(91)	$(83)	$172	$146	$21	$8
Reinvested capital gains	0	0	0	0	1	1,221	20	155
Realized gain (loss)	(100)	137	(24)	76	(233)	115	(21)	10
Unrealized gain (loss)	(5,287)	207	(3,368)	279	(4,850)	(1,457)	(879)	(227)

Net increase (decrease) in contract owners’ equity from operations	(5,268)	431	(3,483)	272	(4,910)	25	(859)	(54)

Equity transactions:
Contract purchase payments	2,805	3,341	2,806	3,341	2,806	3,341	559	559
Cost of insurance and other administrative fees (note 2)	(1,071)	(1,042)	(1,135)	(979)	(1,102)	(1,068)	(95)	(99)

Net equity transactions	1,734	2,299	1,671	2,362	1,704	2,273	464	460

Net change in contract owners’ equity	(3,534)	2,730	(1,812)	2,634	(3,206)	2,298	(395)	406
Contract owners’ equity:
Beginning of period	12,840	10,110	12,238	9,604	12,895	10,597	1,982	1,576

End of period	$9,306	$12,840	$10,426	$12,238	$9,689	$12,895	$1,587	$1,982

Change in units:
Beginning units	599	492	786	634	976	808	176	137

Units purchased	161	155	198	215	252	247	59	48
Units redeemed	(62)	(48)	(81)	(63)	(100)	(79)	(10)	(9)

Ending units	698	599	903	786	1,128	976	225	176

The accompanying notes are an integral part of these financial statements.

National Security Variable Account L

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2008 and 2007

	Fidelity Variable
	Insurance
	Products Fund -
	Service Class 2
	VIP Contrafund		Total
	Subaccount		Subaccounts
	2008	2007	2008	2007

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$15	$8	$236	$166
Reinvested capital gains	346	3,464	367	4,840
Realized gain (loss)	(446)	121	(824)	459
Unrealized gain (loss)	(6,582)	(1,731)	(20,966)	(2,929)

Net increase (decrease) in contract owners’ equity from operations	(6,667)	1,862	(21,187)	2,536

Equity transactions:
Contract purchase payments	2,806	3,341	11,782	13,923
Cost of insurance and other administrative fees (note 2)	(1,134)	(1,092)	(4,537)	(4,280)

Net equity transactions	1,672	2,249	7,245	9,643

Net change in contract owners’ equity	(4,995)	4,111	(13,942)	12,179
Contract owners’ equity:
Beginning of period	14,419	10,308	54,374	42,195

End of period	$9,424	$14,419	$40,432	$54,374

Change in units:
Beginning units	874	727	3,411	2,798

Units purchased	219	218	889	883
Units redeemed	(89)	(71)	(342)	(270)

Ending units	1,004	874	3,958	3,411

The accompanying notes are an integral part of these financial statements.

National Security Variable Account L

Notes to Financial Statements	December 31, 2008

(1)	Basis of Presentation and Summary of Significant Accounting Policies

A. Organization and Nature of Operations

National Security Variable Account L (the “Account”) is a separate account of National Security Life and Annuity Company (“NSLA”) and all obligations arising under variable life insurance policies are general corporate obligations of NSLA. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The Account commenced operations on February 24, 2004.

The variable life insurance policies are sold by registered representatives of broker-dealers that have entered into distribution agreements with Ohio National Equities, Inc. (“ONEQ”). ONEQ is under common control with NSLA as The Ohio National Life Insurance Company (“ONLIC”) (a) is the sole owner of ONEQ and (b) as of March 30, 2007, owns over 80% of the outstanding stock of NSLA. ONEQ is the principal underwriter of the contracts. NSLA pays ONEQ a sales commission based on a pre-determined percentage of each purchase payment and ONEQ pays a portion of that fee to broker-dealers. The commission percentage varies by product.

B. Assets of the Account

Assets of the Account are assigned to the following subaccounts:

Ohio National Fund, Inc.:  S&P 500 Index and High Income Bond

Goldman Sachs Variable Insurance Trust — Institutional Shares:  Growth and Income and Structured U.S. Equity

Fidelity Variable Insurance Products Fund — Service Class 2:  VIP Contrafund

The underlying mutual funds in which the subaccounts invest are diversified open-end management investment companies. The underlying mutual funds’ investments are subject to varying degrees of market, interest and financial risks; the issuers’ abilities to meet certain obligations may be affected by economic developments in their respective industries.

Some of the underlying mutual funds have been established by investment advisers that manage other mutual funds having similar names and investment objectives. While some of the underlying mutual funds may have holdings that are comparable to other similarly-named mutual funds, they may not be identical in portfolio management, composition, objective, or investment strategy. Consequently, the investment performance of an underlying mutual fund and a similarly-named fund may differ substantially.

Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC, performs investment advisory services on behalf of the Ohio National Fund, Inc. in which the Account invests. For these services, ONI received advisory fees, paid by the Ohio National Fund, Inc., of approximately $14.5 and $17.7 million for the years ended December 31, 2008 and 2007, respectively.

Policy holders may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the general account of NSLA. The accompanying financial statements include only the policy holders premium payments pertaining to the variable portions of their policies and exclude any premium payments for fixed account benefits. There were no transfers to or from the NSLA fixed portion of life insurance policies for the periods ended December 31, 2008 and 2007.

C. Security Valuation, Transactions and Related Investment Income

The fair value of the underlying mutual funds is based on the closing net asset value of fund shares held at December 31, 2008. Share transactions are recorded on the trade date. Income from dividends and capital gain distributions are recorded on the ex-dividend date. Net realized capital gains and losses are determined on the basis of average cost.

D. Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(continued)

National Security Variable Account L

Notes to Financial Statements (Continued)	December 31, 2008

(2)	Risk & Administrative Expense and Contract Charges

Although variable life payments differ according to the investment performance of the underlying subaccounts, they are not affected by mortality or expense experience because NSLA assumes the expense risk and the mortality risk under the policies. NSLA charges the Accounts’ assets for assuming those risks. Such charges are assessed through the unit value calculation.

At the end of each valuation period, NSLA charges a mortality and expense risk fee and a fee for recovery of administrative expenses. Both fees are calculated based on net assets at the end of the valuation period and a pre-determined annualized rate as stated in the product prospectus. Administrative expenses include costs associated with providing accounting, administrative, compliance and legal services necessary to support issuance and maintenance of contracts. The expense risk assumed by NSLA is the risk that the deductions provided for in the variable life insurance policies may be insufficient to cover the actual costs to administer the terms stated in the contracts.

Each premium payment is subject to a premium expense charge. The premium expense charge is deducted in proportion to each policy’s current premium allocation choices. The premium expense charge has two components: distribution charge for premiums paid and state or local taxes on premium payments. Total premium expense charges assessed by NSLA amounted to $873 and $1,032 for the periods ended December 31, 2008 and 2007, respectively.

All other fees assessed on contracts, including surrender fees, transfer fees, administrative fees, cost of insurance, maintenance fees, and fees for optional riders, are charged to contracts upon the event related to the expense. These charges are assessed through redemption of units, in an amount such that the value of the redeemed units at the end of the next valuation period are equivalent to the calculated dollar value of the charge.

The following table illustrates product and contract level charges:

Security
Advantage VUL
This basic charge is assessed through reduction of daily unit values:

Mortality and Expense Risk Fees
This basic charge is assessed through reduction of daily unit values:	0.75%

The following charges are assessed through the redemption of units:

Premium Expense Charge
Deducted from premiums upon receipt	3.9% to 4.9%

Premium Taxes
Deducted from premiums upon receipt	2%

Surrender Fees
Deducted from the Accumulation Value during the first 15 policy years, and for 15 years following an increase in the stated amount, in the event of a full surrender, partial surrender, lapse, and decreases in stated amount. (per $1,000)
$12.29 to $132.66

Transfer Fees — per transfer
(currently no charge for the first 12 transfers each contract year)	$3 to $15

Administrative Fees
Upon the partial surrender amount. (of the amount surrendered)	the lesser of $25 or 2%

Cost of Insurance
Deducted monthly. Determined by age, gender and rate class with the maximums not exceeding charges posted in the 1980 Commissioner’s Standard Ordinary Mortality tables. (per $1,000)	$.045 to $ 83.33

Maintenance Fee
Deducted monthly	$7

(continued)

National Security Variable Account L

Notes to Financial Statements (Continued)	December 31, 2008

The following charges for riders are assessed through the redemption of units:	Security Advantage VUL

Continuation of Coverage Rider
Deducted monthly. Provides for payment of full death benefit past maturity date. (per $1,000)	$0.00 to $0.17

Accidental Death Benefit
Deducted monthly. Provides additional death benefit if insured’s sole cause of death is an accident. (per $1,000)	$0.05 to $0.29

Lifetime Advantage Rider
Upon submission of claim. Allows for up to one half of the death benefit (up to $250,000) to be paid in advance of the death of the insured in the event of terminal illness. Reduction of remaining death benefit of the amount taken under the rider up to 10%

Exchange of Life Insured - per exchange
Allows the insured life to be changed	$75

Guaranteed Purchase Option
Deducted monthly. Provides the right to purchase chosen amount of insurance coverage at certain dates without evidence of insurability. (per $1,000)	$0.00 to $0.19

Waiver of Stipulated Premium for Total Disability
Deducted monthly. Credits a stipulated premium to the policy if insured is totally disabled. (per $1,000)	$0.01 to $0.18

Further information regarding fees, terms, and availability is provided in the prospectus for the product listed above.

(3)	Federal Income Taxes

Operations of the Account form a part of, and are taxed with, operations of NSLA which is taxed as an insurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon surrender or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the Fund shares held in the Account or on capital gains realized by the Account upon redemption of the Fund shares. Accordingly, NSLA does not provide income taxes within the Account.

(4)	New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” SFAS No. 157 provides enhanced guidance for using fair value to measure assets and liabilities and requires new disclosures about fair value measurements. SFAS 157 also provides guidance regarding the information used to measure fair value, and the effect of fair value measurements on earnings. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Account adopted SFAS No. 157 effective January 1, 2008. The adoption of SFAS No. 157 did not have a material impact on the Account’s financial position or results of operations.

SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses a market approach as the calculation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with SFAS No. 157, the Account categorized its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

(continued)

National Security Variable Account L

Notes to Financial Statements (Continued)	December 31, 2008

The Account categorizes financial assets recorded at fair value as follows:

Level 1:	Unadjusted quoted prices accessible in active markets for identical assets at the measurement date.

Level 2:	Unadjusted quoted prices for similar assets in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. The assets utilizing Level 2 valuations represent investments in privately-traded registered mutual funds only offered through insurance products.

Level 3:	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The following is a summary of the inputs used in valuing each of the Portfolio’s assets at fair value as of December 31, 2008:

	Level 1	Level 2	Level 3

Ohio National Fund, Inc.:
S&P 500 Index Subaccount	$—	$9,306	$—
High Income Bond Subaccount	—	10,426	—
Goldman Sachs Variable Insurance Trust — Administrative Shares:
Growth and Income Subaccount	—	9,689	—
Structured U.S. Equity Subaccount	—	1,587	—
Fidelity Variable Insurance Products Fund — Service Class 2:
VIP Contrafund Subaccount	—	9,424	—

Totals	$—	$40,432	$—

In May 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 162, The Hierarchy of Generally Accepted Accounting Principles (“SFAS 162”). SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with U.S. generally accepted accounting principles. The Account adopted SFAS 162 effective November 15, 2008. On the date of adoption, there was no impact on the Account’s current practices.

(continued)

National Security Variable Account L

Notes to Financial Statements (Continued)	December 31, 2008

(5)	Financial Highlights

The following is a summary of accumulation units, value per unit, and fair value (fair value represents the contracts in accumulation period) as of December 31, and expenses, total return and investment income ratio for the periods then ended, for the respective subaccounts and products:

						Investment
	Accumulation	Value Per	Fair		Total	Income
	Units***	Unit	Value	Expenses*	Return**	Ratio****

Ohio National Fund, Inc.:
S&P 500 Index Subaccount
2008	698	$13.333415	$9,306	0.75%	-37.77%	1.78%
2007	599	$21.425862	$12,840	0.75%	4.28%	1.49%
2006	492	$20.547287	$10,110	0.75%	14.44%	1.35%
2005	328	$17.954296	$5,892	0.75%	3.69%	1.37%
2004	181	$17.315314	$3,126	0.75%	9.48%	2.39%
High Income Bond Subaccount
2008	903	$11.546619	$10,426	0.75%	-25.87%	0.00%
2007	786	$15.575739	$12,238	0.75%	2.75%	0.00%
2006	634	$15.158162	$9,604	0.75%	9.31%	0.00%
2005	417	$13.866829	$5,777	0.75%	2.23%	6.36%
2004	227	$13.564645	$3,078	0.75%	9.84%	0.66%
Goldman Sachs Variable Insurance Trust - Institutional Shares:
Growth and Income Subaccount
2008	1,128	$8.587516	$9,689	0.75%	-35.01%	2.20%
2007	976	$13.213813	$12,895	0.75%	0.73%	1.96%
2006	808	$13.117476	$10,597	0.75%	21.72%	2.01%
2005	547	$10.776721	$5,890	0.75%	3.16%	2.18%
2004	306	$10.446877	$3,198	0.75%	17.91%	3.07%
Structured U.S. Equity Subaccount
2008	225	$7.045207	$1,587	0.75%	-37.47%	1.88%
2007	176	$11.267046	$1,982	0.75%	-2.36%	1.19%
2006	137	$11.539835	$1,576	0.75%	12.05%	1.29%
2005	94	$10.298596	$970	0.75%	5.72%	1.02%
2004	47	$9.741352	$455	0.75%	14.08%	2.30%
Fidelity Variable Insurance Products Fund - Service Class 2:
VIP Contrafund Subaccount
2008	1,004	$9.384996	$9,424	0.75%	-43.12%	0.87%
2007	874	$16.499363	$14,419	0.75%	16.42%	0.82%
2006	727	$14.171671	$10,308	0.75%	10.60%	1.05%
2005	501	$12.812915	$6,420	0.75%	15.78%	0.10%
2004	287	$11.066510	$3,177	0.75%	14.30%	0.00%

*	This represents the annualized contract expense rate of the variable account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual fund portfolios and charges made directly to policy holder accounts through the redemption of units.

(continued)

National Security Variable Account L

Notes to Financial Statements (Continued)	December 31, 2008

**	This represents the total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented. Although the Account commenced operations on February 24, 2004, it began tracking the value per unit on January 1, 2004. Accordingly, the 2004 total returns presented represent the actual twelve month return for the subaccount for the period ended December 31, 2004.

***	Accumulation units are rounded to the nearest whole number.

****	The Investment Income Ratio represents the net investment income dividends that were received by the subaccount for the periods indicated, divided by average net assets (by product). Distributions of net capital gains by the underlying fund and expenses of the subaccount are not included in the calculation. The recognition of investment income by the subaccount is affected by the timing of dividends declared by the underlying fund. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates. The Investment Income Ratios for funds that were eligible for investment during only a portion of a year are calculated by dividing the actual dividends received by the average net assets for the period in which assets were present. The ratio is annualized in these instances.

(6)	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

	Purchases	Sales

Ohio National Fund, Inc.:
S&P 500 Index Subaccount	$3,010	$(1,157)
High Income Bond Subaccount	2,806	(1,226)
Goldman Sachs Variable Insurance Trust – Institutional Shares:
Growth and Income Subaccount	3,068	(1,191)
Structured U.S. Equity Subaccount	614	(109)
Fidelity Variable Insurance Products Fund – Service Class 2:
VIP Contrafund Subaccount	3,259	(1,226)

Totals	$12,757	$(4,909)

National Security Variable Account L

 Report of Independent Registered Public Accounting Firm

The Board of Directors of National Security Life and Annuity Company
  and Contract Owners of National Security Variable Account L:

We have audited the accompanying statements of assets and contract owners’ equity of National Security Variable Account L (comprised of the sub-accounts listed in note 1) (collectively, “the Accounts”) as of December 31, 2008, and the related statements of operations and changes in contract owners’ equity, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of December 31, 2008, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2008, the results of their operations, changes in contract owners’ equity, and the financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Columbus, OH
February 18, 2009

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